Principal Life Insurance Company
Principal Life Insurance Company Separate Account B
Supplement dated February 18, 2025
to the Summary Prospectus for New Investors dated May 1, 2024 for
Principal® Pivot Series Variable Annuity
(as previously supplemented)

This supplement updates information contained in the Summary Prospectus for New Investors for the variable annuity contract referenced above. Please retain this supplement for future reference.

Add the following section immediately prior to the section titled “KEY INFORMATION TABLE”:

SPECIAL TERMS
The terms defined below are used throughout this prospectus.
Accumulated Value – the sum of the values in the Separate Account Divisions.
Anniversary(ies) - the same day and month of each year following the Contract Date.
Annuitant – the person, including any Joint Annuitant, on whose life the annuity benefit payment and deferred income payment, as applicable, is based. This person may or may not be the Owner.
Annuitization - application of a portion or all of the Accumulated Value to an annuity benefit payment option to make income payments.
Annuitization Date – the date all of the Owner’s Accumulated Value is applied to an annuity benefit payment option.
Automatic Portfolio Rebalancing (APR) – the transfer of money among Your Separate Account Divisions on a set schedule to maintain a specified percentage in each Separate Account Division.
Contract Date – the date the Contract becomes effective and is used to determine Contract Years.
Contract Year – the one-year period beginning on the Contract Date and ending one day before the contract Anniversary and any subsequent one-year period beginning on a contract Anniversary (for example, if the Contract Date is February 5, 2021, the first contract year ends on February 4, 2022, and the first contract Anniversary falls on February 5, 2022).
Data Page – that portion of the Contract which contains the following: Owner and Annuitant data (names, gender, Annuitant age); the Contract Date; maximum Annuitization Date; Contract charges and limits; benefits; and a summary of any optional benefits chosen by the Contract owner.
Deferred Income Transfers – moving a portion of Your Accumulated Value to purchase a deferred income payment option.
Division(s) – refer to the term “Separate Account Division” in this Glossary.
General Account – assets of the Company other than those allocated to any of Our Separate Accounts.
Home Office – Company’s corporate headquarters located at Principal Financial Group, Des Moines, Iowa 50392-1770.
Investment Options – the Separate Account Divisions.

Joint Annuitant – an Annuitant whose life determines the annuity benefit under this Contract. Any reference to the death of the Annuitant means the death of the first Annuitant to die.
Joint Owner - an Owner who has an undivided interest with the right of survivorship in this Contract with another Owner. Any reference to the death of the Owner means the death of the first Owner to die.
Non-Qualified Contract – a contract that does not qualify for favorable tax treatment as a Qualified Plan, Individual Retirement Annuity, Roth IRA, SEP IRA, Simple-IRA or Tax Sheltered Annuity.
Notice – any form of communication received by Us, at the Home Office, either in writing or in another form approved by Us in advance.
Your notices may be mailed to Us at:
Principal Life Insurance Company
P.O. Box 9382
Des Moines, Iowa 50306-9382
Owner – owns all the rights and privileges of this Contract (includes a Joint Owner, if any). If the owner is not a natural person, the owner must be an entity with its own taxpayer identification number.
Premium Payments – the total amount you contributed to the Contract.
Separate Account Division (Division(s)) – a part of the Separate Account that invests in shares of an Underlying Mutual Fund. (Referred to in the marketing materials as “sub-accounts.”)
Separate Account Division Value – the sum of all Divisions’ values; each Division’s value is determined by multiplying the number of Units in that Division by the Unit Value of that Division.
Surrender - the withdrawal of all or part of the Accumulated Value of Your Contract.
Surrender Charge – the charge deducted upon certain partial Surrenders or total Surrender of the Contract Accumulated Value before the Annuitization Date.
Surrender Value – the Accumulated Value minus any applicable Surrender Charges and fee(s) (contract fee and/or prorated share of the charge(s) for optional rider(s)).
Transfer – moving all or a portion of Your Accumulated Value to or from one investment option or among several Investment Options. All transfers initiated during the same valuation period are considered to be one transfer for purposes of calculating the transaction fee, if any.
Underlying Mutual Fund – a registered open-end investment company, or a series or portfolio thereof, in which a Division invests.
Unit – the accounting measure used to determine Your proportionate interest in a Division.
Unit Value – a measure used to determine the value of an investment in a Division.
Valuation Date (Valuation Days) – each day the New York Stock Exchange (“NYSE”) is open for trading and trading is not restricted.
We, Our, Us – Principal Life Insurance Company. We are also referred to throughout this prospectus as the Company.
You, Your – the Owner of this Contract, including any Joint Owner.

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